UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 20, 2008
BRADY CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number 1-14959

Wisconsin	39-0971239
(State of Incorporation)	(IRS Employer Identification No.)
6555 West Good Hope Road
Milwaukee, Wisconsin 53223
(Address of Principal Executive Offices and Zip Code)
(414) 358-6600
(Registrant’s Telephone Number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
          On November 20, 2008, Brady Corporation (the “Corporation”) issued a press release announcing its fiscal 2009 first quarter financial results. A copy of the press release is being furnished to the Securities and Exchange Commission as Exhibit 99.1 attached herewith and is incorporated herein by reference.
Item 5.02(c) DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
          On November 20, 2008, the Corporation appointed Kathleen M. Johnson as its Chief Accounting Officer. Ms. Johnson, age 54, joined the Company in 1989 and has served as Vice President of Finance since 2000. Ms. Johnson has no family relationship with any director or executive officer of the Corporation, nor is she party to any related party transactions with the Corporation. Pursuant to the Corporation’s Bylaws, Ms. Johnson will serve in her executive position at the discretion of the Corporation’s Board of Directors. Prior to Ms. Johnson’s appointment, Thomas J. Felmer, Senior Vice President and Chief Financial Officer of the Corporation, performed the duties of this function.
Item 8.01 OTHER EVENTS
Workforce Reduction
          On November 20, 2008, the Corporation issued a press release announcing a global workforce reduction of approximately 10 percent to be implemented in the second quarter of fiscal 2009.
Director Compensation
     On November 20, 2008, the Corporation’s Board of Directors implemented an indefinite delay in the previously announced compensation increases for its directors. Pursuant to the Board action, the annual cash retainer paid to Directors will remain at $35,000 (previously slated to increase to $45,000 as of December 1, 2008) and the annual grant of stock options will remain at 6,000 (previously slated to increase to 6,600 as of December 1, 2008). A copy of the Brady Corporation 2005 Nonqualified Stock Option Plan for Non-Employee Directors, as amended to reflect these actions, is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
The following are filed as Exhibits to this Report.

Exhibit No.	Description of Exhibit

10.1	Brady Corporation 2005 Nonqualified Stock Option Plan for Non-Employee Directors, as amended November 20, 2008

99.1	Press Release of Brady Corporation, dated November 20, 2008, relating to the Corporation’s fiscal 2009 first quarter financial results

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION
Date: November 25, 2008	/s/ Thomas J. Felmer
Thomas J. Felmer
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Brady Corporation 2005 Nonqualified Stock Option Plan for Non-Employee Directors, as amended November 20, 2008

99.1	Press Release of Brady Corporation, dated November 20, 2008, relating to the Corporation’s fiscal 2009 first quarter financial results